Fees Summary	Jul. 28, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,038,000.00
Previously Paid Amount	0.00
Total Fee Amount	158.92
Total Offset Amount	0.00
Net Fee	$ 158.92